UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2021

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

DE	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Kennedy Blvd.		33602
Suite 2500
Tampa,	FL
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MOS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2021 Annual Meeting of Stockholders ("Annual Meeting"), The Mosaic Company ("Mosaic") stockholders (i) elected thirteen directors (Cheryl K. Beebe, Oscar P. Bernardes, Gregory L. Ebel, Timothy S. Gitzel, Denise C. Johnson, Emery N. Koenig, James ("Joc") C. O'Rourke, David T. Seaton, Steven M. Seibert, Luciano Siani Pires, Gretchen H. Watkins and Kelvin R. Westbrook), each for a term of one year expiring in 2022 or until their respective successors have been duly elected and qualified; (ii) ratified the appointment of KPMG LLP as the independent registered public accounting firm to audit Mosaic’s financial statements for the year ending December 31, 2021; (iii) approved, on an advisory basis, the compensation of Mosaic’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosures set forth in Mosaic’s proxy statement for the Annual Meeting (the “Say-on-Pay Advisory Proposal”); and (iv) rejected the stockholder proposal relating to adoption of written consent right.
The votes cast with respect to each director elected for a term of one year expiring in 2022 are summarized as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Cheryl K. Beebe	253,557,083	20,752,066	248,972	30,680,458
Oscar P. Bernardes	268,342,271	5,834,252	381,598	30,680,458
Gregory L. Ebel	255,379,797	15,686,489	3,491,835	30,680,458
Timothy S. Gitzel	269,032,039	5,148,683	377,399	30,680,458
Denise C. Johnson	269,879,725	4,359,198	319,198	30,680,458
Emery N. Koenig	268,649,625	5,455,112	453,384	30,680,458
James ("Joc") C. O'Rourke	271,917,635	2,313,365	327,121	30,680,458
David T. Seaton	266,176,539	8,024,699	356,883	30,680,458
Steven M. Seibert	266,256,764	7,961,086	340,271	30,680,458
Luciano Siani Pires	272,087,884	2,056,239	413,998	30,680,458
Gretchen H. Watkins	272,383,459	1,763,500	411,162	30,680,458
Kelvin R. Westbrook	252,423,809	21,793,870	340,442	30,680,458
The votes cast with respect to ratification of the appointment of KPMG LLP as Mosaic’s independent registered public accounting firm to audit Mosaic’s consolidated financial statements for the year ending December 31, 2021 are summarized as follows:

For	Against	Abstained	Broker Non-Votes
299,999,564	4,851,616	387,399	-
The votes cast with respect to approval, on an advisory basis, of the Say-on-Pay Advisory Proposal are summarized as follows:

For	Against	Abstained	Broker Non-Votes
254,016,033	20,140,514	401,574	30,680,458
The votes cast with respect to rejection of the stockholder proposal relating to adoption of written consent right are summarized as follows:

For	Against	Abstained	Broker Non-Votes
107,797,486	166,263,444	497,191	30,680,458

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: May 24, 2021	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary